Blanket Amendment
to the
AUTOMATIC AND FACULTATIVE
YEARLY RENEWABLE TERM REINSURANCE AGREEMENTS

Between

PRUCO LIFE INSURANCE COMPANY
(hereinafter referred to as THE COMPANY)

And

ANNUITY & LIFE REASSURANCE, LTD
(hereinafter referred to as THE REINSURER)

The parties hereby agree to the following:

Notwithstanding any term or condition in these Agreements to the contrary, it is agreed by both THE COMPANY and THE REINSURER that THE COMPANY shall recapture all of the business covered by each of the following Agreements effective March 1, 2003:

➢	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement, effective January 1, 2000, between THE COMPANY and THE REINSURER (SVUL II)

➢	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement, effective January 24, 2000, between THE COMPANY and THE REINSURER (Term Elite/Term Essential 2000)

➢	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement, effective April 30, 2000, between THE COMPANY and THE REINSURER (UL/VUL II)

➢	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement, effective May 12, 2001, between THE COMPANY and THE REINSURER (Term Elite/Term Essential 2001)

➢	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement, effective May 12, 2001, between THE COMPANY and THE REINSURER (PruLife Universal Plus/Protector)

  The business shall be recaptured in accordance with the following terms:

1.	THE REINSURER shall return the portion of reinsurance premiums paid by THE COMPANY applicable to periods beyond the effective date of recapture; and

2.
THE REINSURER and THE COMPANY agree to remain obligated by the terms of the Agreements with respect to all rights, responsibilities and covered benefits occurring prior to the effective date of recapture; and

3.	THE COMPANY shall return all funds on deposit or authorize the cancellation of any outstanding Letters of Credit in excess of all pending claims on or about December 1, 2003.

The parties hereby waive their respective rights to any prior written notice otherwise required by these Agreements to effectuate the terms of this Amendment.

Except as hereinafter specified, all of the terms and conditions of this Amendment, together with all amendments, addenda and correspondence attached thereto, shall apply, and this Amendment is to be attached to and made part of these Agreements and shall be regarded as equally binding.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Amendment in duplicate on the dates indicated below, with an effective date of March 1, 2003.

PRUCO LIFE INSURANCE COMPANY	ANNUITY & LIFE REASSURANCE, LTD
By:________________________________	By:______________________________
Title:_______________________________	Title:_____________________________
Date:_______________________________	Date:_____________________________

By:________________________________	By:_______________________________
Title:_______________________________	Title:______________________________

Date:_______________________________	Date:_____________________________

Blanket Amendment
to the
AUTOMATIC AND FACULTATIVE
YEARLY RENEWABLE TERM REINSURANCE AGREEMENTS

Between

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(hereinafter referred to as THE COMPANY)

And

ANNUITY & LIFE REASSURANCE, LTD
(hereinafter referred to as THE REINSURER)

The parties hereby agree to the following:

Notwithstanding any term or condition in these Agreements to the contrary, it is agreed by both THE COMPANY and THE REINSURER that THE COMPANY shall recapture all of the business covered by each of the following Agreements effective March 1, 2003:

➢	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement, effective January 1, 2000, between THE COMPANY and THE REINSURER (SVUL II)

➢	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement, effective January 24, 2000, between THE COMPANY and THE REINSURER (Term Elite/Term Essential 2000)

➢	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement, effective April 30, 2000, between THE COMPANY and THE REINSURER (UL/VUL II)

➢	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement, effective May 12, 2001, between THE COMPANY and THE REINSURER (Term Elite/Term Essential 2001)

➢	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement, effective May 12, 2001, between THE COMPANY and THE REINSURER (PruLife Universal Plus/Protector)

  The business shall be recaptured in accordance with the following terms:

1.	THE REINSURER shall return the portion of reinsurance premiums paid by THE COMPANY applicable to periods beyond the effective date of recapture; and

2.
THE REINSURER and THE COMPANY agree to remain obligated by the terms of the Agreements with respect to all rights, responsibilities and covered benefits occurring prior to the effective date of recapture; and

3.	THE COMPANY shall return all funds on deposit or authorize the cancellation of any outstanding Letters of Credit in excess of all pending claims on or about December 1, 2003.

The parties hereby waive their respective rights to any prior written notice otherwise required by these Agreements to effectuate the terms of this Amendment.

Except as hereinafter specified, all of the terms and conditions of this Amendment, together with all amendments, addenda and correspondence attached thereto, shall apply, and this Amendment is to be attached to and made part of these Agreements and shall be regarded as equally binding.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Amendment in duplicate on the dates indicated below, with an effective date of March 1, 2003.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY	ANNUITY & LIFE REASSURANCE, LTD
By:________________________________	By:______________________________
Title:_______________________________	Title:_____________________________
Date:_______________________________	Date:_____________________________

By:________________________________	By:_______________________________
Title:_______________________________	Title:______________________________

Date:_______________________________	Date:_____________________________

Blanket Amendment
to the
AUTOMATIC AND FACULTATIVE
YEARLY RENEWABLE TERM REINSURANCE AGREEMENTS

Between

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(hereinafter referred to as THE COMPANY)

And

ANNUITY & LIFE REASSURANCE, LTD
(hereinafter referred to as THE REINSURER)

The parties hereby agree to the following:

Notwithstanding any term or condition in these Agreements to the contrary, it is agreed by both THE COMPANY and THE REINSURER that THE COMPANY shall recapture all of the business covered by each of the following Agreements effective March 1, 2003:

➢	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement, effective January 1, 1998, between THE COMPANY and THE REINSURER (Term Plus 15/20)

➢	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement, effective January 24, 2000, between THE COMPANY and THE REINSURER (Term Elite/Term Essential 2000)

➢	Automatic and Facultative Yearly Renewable Term Reinsurance Agreement, effective May 12, 2001, between THE COMPANY and THE REINSURER (Term Elite/Term Essential 2001)

  The business shall be recaptured in accordance with the following terms:

1.	THE REINSURER shall return the portion of reinsurance premiums paid by THE COMPANY applicable to periods beyond the effective date of recapture; and

2.
THE REINSURER and THE COMPANY agree to remain obligated by the terms of the Agreements with respect to all rights, responsibilities and covered benefits occurring prior to the effective date of recapture; and

3.	THE COMPANY shall return all funds on deposit or authorize the cancellation of any outstanding Letters of Credit in excess of all pending claims on or about December 1, 2003.

The parties hereby waive their respective rights to any prior written notice otherwise required by these Agreements to effectuate the terms of this Amendment.

Except as hereinafter specified, all of the terms and conditions of this Amendment, together with all amendments, addenda and correspondence attached thereto, shall apply, and this Amendment is to be attached to and made part of these Agreements and shall be regarded as equally binding.

In witness of the above, THE COMPANY and THE REINSURER have by their respective officers executed and delivered this Amendment in duplicate on the dates indicated below, with an effective date of March 1, 2003.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	ANNUITY & LIFE REASSURANCE, LTD
By:________________________________	By:______________________________
Title:_______________________________	Title:_____________________________
Date:_______________________________	Date:_____________________________

By:________________________________	By:_______________________________
Title:_______________________________	Title:______________________________

Date:_______________________________	Date:_____________________________